UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2014
BORGWARNER INC.
________________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-12162	13-3404508
State or other jurisdiction of	Commission File No.	(I.R.S. Employer
Incorporation or organization		Identification No.)

3850 Hamlin Road, Auburn Hills, Michigan	48326
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (248) 754-9200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders of BorgWarner Inc. (the "Company") held on April 30, 2014, the Company’s stockholders approved the BorgWarner Inc. 2014 Stock Incentive Plan (the "Plan"). The Plan had been previously adopted by the Company’s Board of Directors, subject to stockholder approval, and will be administered by the Compensation Committee of the Board of Directors.

The Plan allows for the award of non-qualified stock options, stock appreciation rights, restricted stock, and stock units to officers, employees and directors of the Company and its subsidiaries. In addition, the Plan permits the award of performance shares, performance share units, and incentive stock options to employees and officers. Subject to certain anti-dilution provisions and other adjustments, the total number of shares available for issuance under the Plan is 8,000,000 shares of the Company’s common stock.

Awards may be made under the Plan from April 30, 2014 to April 30, 2024.

The above description of the Plan is qualified in its entirety by reference to the full text of the Plan, which was filed as Annex A to the Company’s Definitive Proxy Statement filed on March 21, 2014, and is incorporated herein by reference.

Item 5.07.    Submission of Matters to a Vote of Security Holders

The Annual Meeting of the Stockholders of the Company was held on Wednesday, April 30, 2014. Matters submitted to stockholders at the meeting and the voting results thereof were as follows:

(a) Votes regarding the reelection of Jan Carlson, Dennis C. Cuneo, and Vicki L. Sato to the board of directors:

	For	Against	Withheld/Abstention	Broker Non-Votes
Carlson	183,117,337	5,973,968	959,068	10,852,215
Cuneo	186,478,370	2,609,306	962,697	10,852,215
Sato	184,517,421	4,665,077	867,875	10,852,215

(b) Votes regarding the selection of the appointment of PriceWaterhouseCoopers LLP as independent auditors of the Company to serve for the fiscal year ending December 31, 2014:

For	Against	Abstain	Broker Non-Votes
197,533,401	2,475,064	894,123	10,852,215

(c) Advisory approval of the Company's executive compensation:

For	Against	Abstain	Broker Non-Votes
178,766,745	7,976,236	3,307,392	10,852,215

(d) Approval of the BorgWarner Inc. 2014 Stock Incentive Plan:

For	Against	Abstain	Broker Non-Votes
168,323,272	16,960,563	4,766,538	10,852,215

(e) Amendment of the Company's Restated Certificate of Incorporation:

For	Against	Abstain	Broker Non-Votes
188,284,613	825,703	940,057	10,852,215

(f) Stockholder proposal concerning simple majority voting:

For	Against	Abstain	Broker Non-Votes
150,574,566	38,456,670	1,019,137	10,852,215

Item 9.01    Financial Statements and Exhibits

(d)    Exhibits

10.1    BorgWarner Inc. 2014 Stock Incentive Plan, incorporated by reference to Annex A of the Company's Definitive Proxy Statement filed March 21, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BORGWARNER INC.

Dated: May 1, 2014	By:	/s/ John J. Gasparovic
Name: John J. Gasparovic
Its: Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1	BorgWarner Inc. 2014 Stock Incentive Plan, incorporated by reference to Annex
A of the Company's Definitive Proxy Statement filed on March 21, 2014.